APRIL 16, 2004

                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2003
                                       OF

                               ALL CAP GROWTH FUND

                            THE BJURMAN, BARRY FUNDS

      The Board of Trustees of The Bjurman, Barry Funds (the "Trust") has approved, subject to shareholder approval, a proposal to change the investment objective of the Bjurman, Barry All Cap Growth Fund as summarized below.

CURRENT OBJECTIVE                         NEW OBJECTIVE
-----------------                         -------------

Invests 80% of total assets in            Invests 80% of assets in companies
companies with market capitalization      with market capitalization between $1
over $300 million ("all cap               billion and $10 billion ("Mid Cap
companies")                               companies")

      The Fund's shareholders of record as of April 19, 2004 will be asked to vote on the change in investment objective at a June 18, 2004 shareholder meeting.